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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) September 20, 2002

VIA NET.WORKS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation and organization)	000-29391 (Commission File Number)	84-1412512 (IRS Employer Identification No.)

12100 Sunset Hills Road, Suite 110, Reston, Virginia 20190
(Address of principal executive offices)

Registrant's telephone number, including area code: (703)-464-0300

Not Applicable
(Former Name or Former Address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On September 20, 2002, VIA NET.WORKS, Inc. (the "Company" or "VIA") dismissed PricewaterhouseCoopers LLP ("PwC") as the Company's independent public accountants. The Company's Audit Committee, with the full authority of the Board of Directors, participated in and approved the decision to change independent accountants. Effective September 26, 2002, the Audit Committee has engaged Deloitte & Touche to serve as the Company's independent public accountants for the remainder of 2002 and to conduct the audit of our consolidated financial statements for the year ending December 31, 2002.

        PwC's audit reports on the Company's consolidated financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

        During the years ended December 31, 2001 and 2000 and through September 20, 2002 there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PwC's satisfaction, would have caused them to make reference to the subject matter in connection with their reports on the Company's consolidated financial statements for the years ended December 31, 2001 and 2000. Except to the extent discussed below, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K for the fiscal years ended December 31, 2001 and December 31, 2000 and through the date of this report.

        From 1998 through 2000, we acquired multiple independent companies in a number of our geographic markets, including the United Kingdom and Germany. In 2001, we began the process of integrating these multiple local operations into a single entity operation in each country. In the United Kingdom and Germany, our two largest markets, the integration activities failed to address appropriately billing systems limitations, business practice and processes inadequacies and organizational cohesiveness. In connection with its audit for the year ended December 31, 2001 and its reviews of our interim financial information for the periods ended September 30, 2001, March 31, 2002 and June 30, 2002, PwC advised management and the Audit Committee that our legacy billing systems and practices in the United Kingdom and Germany constituted material weaknesses in our internal control structure. The Audit Committee and management have discussed these material weaknesses with PwC.

        The background causes of the material weaknesses have been discussed in further detail in Item 1, Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2001 and in Item 2, Management's Discussion and Analysis of Financial Condition and Results of Operation of our report on Form 10-Q for the period ended June 30, 2002. Further discussion of the steps that we have taken to address these material weaknesses can be found in the MD&A Section in the report on Form 10-Q ended June 30, 2002.

        The Company has authorized PwC to respond fully to the inquiries of Deloitte & Touche concerning the subject matter of each of these material weaknesses.

        The Company has provided PwC with a copy of the foregoing disclosures included within this Form 8-K and has requested that PwC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements insofar as they relate to PwC. Attached as Exhibit 99 is a copy of PwC's letter, dated September 26, 2002.

        During the Company's two most recent fiscal years and through September 26, 2002 VIA did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  Description.

  (c)
  Exhibit.

EXHIBITS

99
Letter from PricewaterhouseCoopers to the Securities and Exchange Commission dated September 26, 2002.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 26, 2002	VIA NET.WORKS, Inc.

/s/ BEN BUTTOLPH Ben Buttolph, Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

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